EXHIBIT 13.1

CERTIFICATION PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

(18 U.S.C. SECTION 1350)

In connection with the Annual Report of Yanzhou Coal Mining Company Limited, a joint stock limited company incorporated in the People’s Republic of China with limited liability (the “Company”), on Form 20-F for the year ended December 31, 2008, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, YANG Deyu, General Manager of the Company, certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002 that to the best of my knowledge:

1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and

2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:	June 25, 2009	/s/ YANG Deyu
		Name:	YANG Deyu
		Title:	General Manager

The foregoing certification is being furnished solely pursuant to 18 U.S.C. § 1350 and is not being filed as part of the Report or as a separate disclosure document.